Fees Summary	Apr. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	160,826.31
Total Transaction Valuation	1,164,564,151.2
Total Offset Amount	0
Net Fee	$ 160,826.31